UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the registrant	☐ Filed by a party other than the registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AMGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SAMPLE

Your Vote Counts! AMGEN INC. 2023 Annual Meeting Vote by May 18, 2023 11:59 PM ET for shares held directly. For shares held in plans sponsored by Amgen or its subsidiaries, vote by May 16, 2023 11:59 PM ET. AMGEN INC. ONE AMGEN CENTER DRIVE THOUSAND OAKS, CA 91320-1799 ATTN: CORPORATE SECRETARY V03748-P91482 You invested in AMGEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2023. Get informed before you vote View the Notice of 2023 Annual Meeting of Stockholders, Proxy Statement, Form Proxy Card and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 19, 2023 11:00 A.M., Pacific Time vote without entering a For holders as of: March 20, 2023 control number Virtually at: www.virtualshareholdermeeting.com/AMGN2023 The Amgen Inc. 2023 Annual Meeting of Stockholders will be held solely by remote communication via the Internet. Although the Annual Meeting will not be held in person, stockholders will, to the extent possible, be afforded the same rights and opportunities to participate at the virtual meeting similarly to how they would participate at an in-person meeting.

SAMPLE

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect thirteen directors to the Board of Directors of Amgen Inc. for a term of office expiring at the 2024 annual meeting of stockholders. The nominees for election to the Board of Directors are: 1a. Dr. Wanda M. Austin For 1b. Mr. Robert A. Bradway For 1c. Dr. Michael V. Drake For 1d. Dr. Brian J. Druker For 1e. Mr. Robert A. Eckert For 1f. Mr. Greg C. Garland For 1g. Mr. Charles M. Holley, Jr. For 1h. Dr. S. Omar Ishrak For 1i. Dr. Tyler Jacks For 1j. Ms. Ellen J. Kullman For 1k. Ms. Amy E. Miles For 1l. Dr. Ronald D. Sugar For 1m. Dr. R. Sanders Williams For 2. Advisory vote on the frequency of future stockholder advisory votes to approve executive compensation. 1 Year 3. Advisory vote to approve our executive compensation. For 4. To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal For year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V03749-P91482